May 2017 Q1 2017 Earnings Call

http://www.bankrate.com/coinfo/branding/logos/BankrateInc_Logo_White.png2 Q1 2017 Earnings Call May 4, 2017 This document is not intended as a full business or financial review and should be viewed in the context of all of the information made available by us in our filings with the Securities and Exchange Commission (“SEC”). To the extent there is any discrepancy between this document and the content of our SEC filings, the SEC filings are the authoritative sources of information. Cautionary Statement Regarding Forward-Looking Information Certain matters included in this document may be “forward-looking statements” which involve risks and uncertainties. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, our strategy and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known or unknown factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: the willingness or interest of banks, credit card issuers, lenders, brokers, senior care providers and other advertisers in the business verticals in which we operate to advertise on our websites or mobile applications, or purchase our leads, clicks, calls and referrals; changes in application approval rates by our credit card issuer customers; increased competition and its effect on our website traffic, click-through rates, advertising rates, margins, and market share; our dependence on internet search engines to attract a significant portion of the visitors to our websites and our ability to diversify the sources from which we obtain visitor traffic to our websites and mobile applications, including without limitation through use of social media channels; changes in the way that search engines display paid and organic search results and the impact of those changes on the number of consumers that visit our online network; the cost of driving consumers to our online network, including without limitation our ability to generate traffic profitably through online marketing channels and branding efforts; our dependence on traffic from our partners to produce a significant portion of the Company’s revenue and our ability to establish and maintain distribution arrangements; the willingness of consumers to accept the Internet and our online network as a medium for obtaining information on financial products or senior care; shift of visitors from desktop to mobile and mobile app environments; the rate of conversion of consumers’ visits to our websites or mobile applications into senior care referrals and the rate at which those referrals result in move-ins with our senior care customers; the number of consumers seeking information about the financial and senior care products we have on our websites or mobile applications; our ability to successfully execute on our strategies, and the effectiveness of our strategies and investments in our business, including without limitation whether they result in increased revenue or profitability; risks relating to the defense or litigation of lawsuits; the timing and outcome of, including potential expense associated with, and the potential impact on our business and stock price of any announcements regarding, the United States Department of Justice investigation relating to our financial reporting during 2012; the timing and outcome of, including potential expense associated with, and the potential impact on our business and stock price of any announcements regarding, the Consumer Financial Protection Bureau investigation; the costs of indemnification obligations to current and former directors, officers and employees; any delay or failure to collect the deferred portion of the purchase price due to us in connection with the sale of the Company’s Insurance business in December 2015; our ability to anticipate and manage cybersecurity risk and data security risk and to mitigate or resolve issues that may arise; the effects of any security breach, data breach or cyberattack on our systems, websites or mobile applications, or on our reputation, and the impact of any notification costs or other liability arising from any security breach, data breach or cyberattack on our business; technological changes and our ability to adapt to new or evolving technologies that affect our business environment or operations; our ability to maintain effective disclosure controls and procedures and internal control over financial reporting; our ability to manage traffic on our websites or mobile applications, and service interruptions; our indebtedness and the effect such indebtedness may have on our business; our need and our ability to obtain additional debt or equity financing or to refinance our existing debt; our ability to integrate the operations and realize the expected benefits of businesses that we have acquired and that may acquire in the future; the effect of unexpected liabilities we assume (whether intentional or not) from our acquisitions; our ability to attract and retain executive officers and personnel; any failure or refusal by our insurance providers to provide coverage under our insurance policies; our ability to protect our intellectual property; the effects of potential liability for content on our websites or mobile applications; the effect of our operations in the United Kingdom and possible expansion to other international markets, in which we may have limited experience, and our ability to successfully execute on our business strategies in international markets; risks associated with the wind down of our operations in China; the strength of the U.S. economy in general and the financial services industry in particular; changes in monetary and fiscal policies of the U.S. government and interest rate volatility; review of our business and operations by regulatory or other governmental authorities; changes in laws and regulations or interpretations of laws and regulations, other changes in the legal and regulatory environment, and the impact of such changes on the operation of our business; any impairment to our goodwill and/or intangible assets, including without limitation further impairment of the goodwill of our Banking or Senior Care reporting units; changes in accounting principles, policies, practices or guidelines; and our ability to manage the risks involved in the foregoing. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including without limitation the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, as updated in our Quarterly Reports on Form 10-Q. These documents are or will be available on the SEC’s website at www.sec.gov. Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Measures To supplement Bankrate’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), Bankrate uses non-GAAP measures of certain components of financial performance, including EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of Bankrate’s current financial performance and its prospects for the future. Specifically, Bankrate believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. In addition, because Bankrate has historically reported certain non-GAAP results to investors, Bankrate believes the inclusion of non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this document have been reconciled to the nearest GAAP measure in the financial tables found in the “Supplemental Information” section of this document. Management defines “Adjusted EBITDA” as income from continuing operations before depreciation and amortization; interest; income taxes; changes in fair value of contingent acquisition consideration; stock-based compensation and other items such as loss on extinguishment of debt, legal settlements, acquisition, disposition and related expenses; restructuring charges; any impairment charges; NextAdvisor contingent deferred compensation for the acquisition; costs related to the Restatement, the Internal Review, the SEC and DOJ investigations and related litigation and indemnification obligations; purchase accounting adjustments; and our operations in China as we are winding down and ceasing those operations. The Company’s presentation of Adjusted EBITDA, a non-GAAP measure, may not be comparable to similarly titled measures used by other companies. With respect to Bankrate’s business outlook for the first quarter and full year 2017, a reconciliation of net income to Adjusted EBITDA is not provided because the Company cannot, without unreasonable effort, estimate or predict with reasonable certainty various components of net income, including acquisition or disposition related costs, changes in fair value in contingent acquisition consideration, discrete tax items, and expenses related to governmental investigations and related litigation and indemnification obligations, which components could significantly impact that financial measure.

http://www.bankrate.com/coinfo/branding/logos/BankrateInc_Logo_White.png$372.0 434.2 20152016$127.1 $114.8 201520163 RATE Consolidated Results May 4, 2017 Q1 2017 Earnings Call Revenue ($mm) ANNUAL QUARTERLY 17% Y-o-Y Adj. EBITDA ($mm) (10)% Y-o-Y 27% Y-o-Y 30% Y-o-Y Consumer Inquiry Revenue Affiliate & Other Revenue Q1 17 (15)% Y-o-Y 43% Y-o-Y ANNUAL QUARTERLY $89.2 $89.3 $99.7 $93.7 $93.5 $98.3 $128.8 $113.6 $118.7 1Q152Q153Q154Q151Q162Q163Q164Q161Q17$32.1 $31.3 $35.3 $28.5 $23.3 $22.6 $38.5 $30.4 $30.4 1Q152Q153Q154Q151Q162Q163Q164Q161Q17Margin  34.2%  26.4% 36.0% 35.0% 35.4% 30.4% 24.9% 23.0% 29.9% 26.8% 25.6%

http://www.bankrate.com/coinfo/branding/logos/BankrateInc_Logo_White.png$56.8 $56.1 $65.4 $63.6 $63.1 $69.7 $98.3 $83.7 $85.5 1Q152Q153Q154Q151Q162Q163Q164Q161Q17$26.1 $25.8 $32.8 $29.0 $25.8 $24.7 $39.2 $28.0 $29.0 1Q152Q153Q154Q151Q162Q163Q164Q161Q17$113.6 $117.6 20152016$241.9 $314.9 201520164 Credit Cards Segment Results May 4, 2017 Q1 2017 Earnings Call Revenue ($mm) Adj. EBITDA ($mm) 30% Y-o-Y 3% Y-o-Y 35% Y-o-Y 12%Y-o-Y Q1 17 (24)% Y-o-Y 59% Y-o-Y ANNUAL QUARTERLY ANNUAL QUARTERLY Consumer Inquiry Revenue Affiliate & Other Revenue Margin  47.0%  37.4% 46.0% 46.1% 50.1% 45.5% 40.9% 35.4% 39.8% 33.4% 33.9%

http://www.bankrate.com/coinfo/branding/logos/BankrateInc_Logo_White.png$10.6 $9.5 $7.7 $5.4 $5.3 $4.7 $6.4 $7.8 $8.9 1Q152Q153Q154Q151Q162Q163Q164Q161Q17$33.1 $24.2 20152016$109.7 $101.4 201520165 Banking Segment Results May 4, 2017 Q1 2017 Earnings Call Revenue ($mm) Adj. EBITDA ($mm) (8)% Y-o-Y (27)% Y-o-Y 70%Y-o-Y 18%Y-o-Y ANNUAL QUARTERLY ANNUAL QUARTERLY Consumer Inquiry Revenue Display & Other Revenue Margin  30.2%  23.8% 37.5% 33.4% 26.9% 21.8% 20.8% 19.9% 24.4% 29.8% 30.0% $28.2 $28.3 $28.5 $24.7 $25.3 $23.9 $26.1 $26.2 $29.8 1Q152Q153Q154Q151Q162Q163Q164Q161Q17Q1 17 23% Y-o-Y 15% Y-o-Y

http://www.bankrate.com/coinfo/branding/logos/BankrateInc_Logo_White.png$23.9 $23.5 20152016$0.4 $1.0 20152016$5.2 $5.7 $6.6 $6.3 $6.2 $6.0 $5.9 $5.4 $5.8 1Q152Q153Q154Q151Q162Q163Q164Q161Q176 Senior Care Segment Results May 4, 2017 Q1 2017 Earnings Call Revenue ($mm) Adj. EBITDA ($mm) Q1 ‘17 (2)% Y-o-Y (32)% Y-o-Y (5)% Y-o-Y (6%) Y-o-Y ANNUAL QUARTERLY ANNUAL QUARTERLY Consumer Inquiry Revenue Display & Other Revenue 153% Y-o-Y ($0.1) ($0.1) $0.6 ($0.0) ($0.5) $0.5 $0.2 $0.7 ($1.2) 1Q152Q153Q154Q151Q162Q163Q164Q161Q17Margin  1.6%  4.2% NA NA 9% NA NA 7.7% 3.8% 13.9% NA

http://www.bankrate.com/coinfo/branding/logos/BankrateInc_Logo_White.png7 Guidance Range May 4, 2017 Q1 2017 Earnings Call Guidance (in Millions) Q2 2017FY 2017Revenue$115 – $119$500 – $515Adj. EBITDA$24 – $26$122 – $129

http://www.bankrate.com/coinfo/branding/logos/BankrateInc_Logo_White.pngSupplemental Information May 4, 2017 Q1 2017 Earnings Call  8

http://www.bankrate.com/coinfo/branding/logos/BankrateInc_Logo_White.png9 Additional Metrics (Unaudited) May 4, 2017 Q1 2017 Earnings Call (1)Credit Cards revenue and Adjusted EBITDA includes the results of NextAdvisor for the periods (or portions thereof) following the closing of the acquisition on June 17th 2016. For reference only NextAdvisor generated $14.7mm and $4.3mm of revenue and Adjusted EBITDA respectively in Q1 2016 which is not included in the table above.. (2)Clicks and calls that are generated on credit card listings hosted on owned and operated properties; excludes offer clicks for (primarily subprime) cards where Bankrate gets paid on a "per completed application," as well as offer clicks generated on affiliate websites and international websites (3)Banking Revenue and Adjusted EBITDA includes the impact of Quizzle, LLC acquisition as of April 1, 2015 (4)Clicks and calls that are generated on rate tables hosted on owned and operated properties and partner properties In millions unless stated otherwise 20162017Q1Q2Q3Q4Q1Q2Q3Q4Q120152016Credit Cards1# of Consumer Inquiries (Credit Card Offer Clicks & Calls)22.72.93.33.63.03.54.44.24.112.515.0YoY % Change4.7%15.6%31.8%30.9%9.4%20.2%33.9%15.4%37.4%20.9%20.0%Consumer Inquiry Revenue $35.4$38.4$49.9$48.2$45.2$52.9$77.0$66.2$71.9$171.9$241.3YoY % Change19.5%32.3%60.9%41.9%27.7%37.6%54.1%37.4%59.2%39.1%40.3%Affiliate & Other Revenue$21.4$17.6$15.4$15.5$18.0$16.8$21.3$17.6$13.6$69.9$73.6YoY % Change(7.9%)(32.2%)(44.4%)(41.0%)(16.0%)(4.9%)38.1%13.6%(24.1%)(32.3%)5.3%Total Segment Revenue$56.8$56.1$65.4$63.6$63.1$69.7$98.3$83.7$85.5$241.9$314.9YoY % Change7.5%1.8%11.1%5.8%11.2%24.3%50.3%31.6%35.4%6.6%30.2%Segment Adjusted EBITDA$26.1$25.8$32.8$29.0$25.8$24.7$39.2$28.0$29.0$113.6$117.6YoY % Change21.5%25.9%37.4%9.8%(1.1%)(4.4%)19.5%(3.5%)12.5%23.2%3.5%Margin %46.0%46.1%50.1%45.5%40.9%35.4%39.8%33.4%33.9%47.0%37.4%Banking3# of Consumer Inquiries (Rate Table Clicks & Calls)31.71.61.71.51.81.82.12.12.56.68.0YoY % Change(1.2%)(4.0%)5.8%(3.3%)7.8%15.9%21.3%39.8%34.1%(0.7%)20.8%Consumer Inquiry Revenue$18.1$17.6$18.4$15.2$16.9$16.0$17.7$16.7$19.5$69.2$67.4YoY % Change(5.3%)(0.1%)5.8%(9.8%)(6.5%)(8.7%)(3.7%)10.0%15.2%(2.4%)(2.7%)Display and Other Revenue$10.1$10.8$10.2$9.4$8.4$7.8$8.4$9.5$10.3$40.5$34.1YoY % Change(24.6%)(6.9%)(7.5%)(18.9%)(16.4%)(27.3%)(17.7%)0.1%23.0%(15.0%)(15.8%)Total Segment Revenue$28.2$28.3$28.5$24.7$25.3$23.9$26.1$26.2$29.8$109.7$101.4YoY % Change(13.2%)(2.8%)0.6%(13.5%)(10.1%)(15.8%)(8.7%)6.2%17.8%(7.4%)(7.5%)Segment Adjusted EBITDA$10.6$9.5$7.7$5.4$5.3$4.7$6.4$7.8$8.9$33.1$24.2YoY % Change(20.0%)(14.0%)(23.9%)(49.1%)(50.1%)(49.8%)(17.1%)44.8%69.8%(26.3%)(26.9%)Margin %37.5%33.4%26.9%21.8%20.8%19.9%24.4%29.8%30.0%30.2%23.8%2015FY

http://www.bankrate.com/coinfo/branding/logos/BankrateInc_Logo_White.png10 Additional Metrics (Unaudited) May 4, 2017 Q1 2017 Earnings Call (1)Senior Housing and In-Home Consumer Inquiries (2)Includes China revenues (3)Excludes China business operating results 20162017Q1Q2Q3Q4Q1Q2Q3Q4Q120152016Credit Cards# of Consumer Inquiries (Credit Card Offer Clicks & Calls)12.72.93.33.63.03.54.44.23.912.515.0YoY % Change4.7%15.6%31.8%30.9%9.4%20.2%33.9%15.4%31.0%20.9%20.0%Consumer Inquiry Revenue $35.4$38.4$49.9$48.2$45.2$52.9$77.0$66.2$71.9$171.9$241.3YoY % Change19.5%32.3%60.9%41.9%27.7%37.6%54.1%37.4%59.2%39.1%40.3%Affiliate & Other Revenue$21.4$17.6$15.4$15.5$18.0$16.8$21.3$17.6$13.6$69.9$73.6YoY % Change(7.9%)(32.2%)(44.4%)(41.0%)(16.0%)(4.9%)38.1%13.6%(24.1%)(32.3%)5.3%Total Segment Revenue$56.8$56.1$65.4$63.6$63.1$69.7$98.3$83.7$85.5$241.9$314.9YoY % Change7.5%1.8%11.1%5.8%11.2%24.3%50.3%31.6%35.4%6.6%30.2%Segment Adjusted EBITDA$26.1$25.8$32.8$29.0$25.8$24.7$39.2$28.0$29.0$113.6$117.6Margin %46.0%46.1%50.1%45.5%40.9%35.4%39.8%33.4%47.0%37.4%Banking2# of Consumer Inquiries (Rate Table Clicks & Calls)31.71.61.71.51.81.82.12.12.56.68.0YoY % Change(1.2%)(4.0%)5.8%(3.3%)7.8%15.9%21.3%39.8%34.1%(0.7%)20.8%Consumer Inquiry Revenue$18.1$17.6$18.4$15.2$16.9$16.0$17.7$16.7$19.5$69.2$67.4YoY % Change(5.3%)(0.1%)5.8%(9.8%)(6.5%)(8.7%)(3.7%)10.0%15.2%(2.4%)(2.7%)Display and Other Revenue$10.1$10.8$10.2$9.4$8.4$7.8$8.4$9.5$10.3$40.5$34.1YoY % Change(24.6%)(6.9%)(7.5%)(18.9%)(16.4%)(27.3%)(17.7%)0.1%(15.0%)(15.8%)Total Segment Revenue$28.2$28.3$28.5$24.7$25.3$23.9$26.1$26.2$29.8$109.7$101.4YoY % Change(13.2%)(2.8%)0.6%(13.5%)(10.1%)(15.8%)(8.7%)6.2%17.8%(7.4%)(7.5%)Segment Adjusted EBITDA$10.6$9.5$7.7$5.4$5.3$4.7$6.4$7.8$8.9$33.1$24.2Margin %37.5%33.4%26.9%21.8%20.8%19.9%24.4%29.8%69.8%30.2%23.8%2015FYSenior Care# of Consumer Inquiries (in 000's)124.026.825.822.733.126.028.622.633.599.3110.3YoY % Change125.8%35.7%20.6%37.8%(3.0%)10.9%(0.3%)1.1%99.9%11.1%Consumer Inquiry Revenue ($mm)$4.7$5.2$6.2$5.8$6.0$5.8$5.7$5.1$5.7$21.9$22.7YoY % Change189.4%64.8%62.4%28.6%11.3%(8.4%)(11.3%)(5.1%)140.0%3.5%Display and Other Revenue ($mm)$0.5$0.5$0.4$0.5$0.1$0.2$0.2$0.3$0.1$2.0$0.8YoY % Change71.9%(0.5%)20.1%(70.5%)(56.4%)(56.4%)(49.2%)(32.4%)66.2%(57.9%)Senior Care Revenue$5.2$5.7$6.6$6.3$6.2$6.0$5.9$5.4$5.8$23.9$23.5YoY % Change173.2%57.8%57.8%19.3%5.4%(11.6%)(14.4%)(5.8%)131.6%(1.6%)Senior Care Adjusted EBITDA($0.1) ($0.1) $0.6($0.0) ($0.5) $0.5$0.2$0.7($1.2) $0.4$1.0Margin %n/mn/m9.0%n/mn/m7.7%3.8%13.9%(20.3%)1.6%4.2%Corporate Revenue Elimination & Other2($0.9) ($0.7) ($0.9) ($0.9) ($1.2) ($1.2) ($1.5) ($1.8) ($2.5) ($3.4) ($5.6) Corporate Expenses($4.5) ($3.9) ($5.8) ($5.8) ($7.3) ($7.3) ($7.2) ($6.1) ($6.4) ($20.0) ($28.0) Total CompanyTotal GAAP Revenue$89.2$89.3$99.7$93.7$93.5$98.3$128.8$113.6$118.7$372.0$434.2YoY % Change6.0%4.7%10.2%1.7%4.8%10.0%29.2%21.2%26.9%5.7%16.7%Total Adjusted EBITDA3$32.1$31.3$35.3$28.5$23.3$22.6$38.5$30.4$30.4$127.1$114.8YoY % Change6.3%16.2%18.4%(7.9%)(27.3%)(27.7%)9.2%6.6%30.5%7.9%(9.7%)Margin %36.0%35.0%35.4%30.4%24.9%23.0%29.9%26.8%25.6%34.2%26.4%In millions unless stated otherwise

http://www.bankrate.com/coinfo/branding/logos/BankrateInc_Logo_White.png11 Reconciliation of Non-GAAP Measures1 May 4, 2017 Q1 2017 Earnings Call (1)Additional notes and disclosures related to the items in this table are contained in the company’s SEC filings for the applicable periods. All financials exclude previously sold Insurance segment. (2)Adjusted EBITDA excludes China business operating results; adds back interest and other expense; income tax (benefit) expense; depreciation and amortization; net loss from discontinued operations; changes in fair value of contingent acquisition consideration; loss on extinguishment of debt; legal settlements; acquisition, offering and related expenses; costs related to the restatement, the internal review, the SEC and DOJ investigations and related litigation and indemnification obligations; purchase accounting adjustments; CEO transition costs; and stock-based compensation. 201520162017FYQ1Q2Q3Q4Q1Q2Q3Q4Q120152016Reconciliation of adjusted EBITDA2 (in millions)Net income (loss) $5.0$0.3$(23.4)$4.8$0.3$(41.0)$10.7$(4.1)(5.2)$(13.3)$(34.1)Interest and other expenses5.36.45.65.04.85.04.95.05.022.319.7Income tax expense (benefit)3.71.63.11.73.7(7.4)7.54.6(3.3)10.18.3Depreciation and amortization9.69.710.011.69.611.110.810.710.540.842.2Earnings before interest, taxes, depreciation and amortization (EBITDA)23.418.1(4.7)23.118.4(32.3)33.916.17.059.936.1Net loss (income) from discontinued operations(0.6)1.829.1(0.1)0.4(0.4)0.1(0.1)0.030.20.1Next Advisor contingent deferred compensation0.00.00.00.00.01.42.52.33.00.06.2Change in fair value of contingent acquisition consideration(0.2)0.60.3(1.2)(0.2)0.33.4(10.0)12.8(0.4)(6.5)Acquisition, disposition and related expenses0.30.30.6(0.6)0.01.3(0.1)0.60.00.61.8China operations0.20.10.00.10.20.60.70.20.00.41.7Restatement-related expenses4.25.41.10.81.42.02.22.21.211.47.9Stock-based compensation4.85.08.80.93.94.85.45.16.419.419.2Impairment Charges0.00.00.00.00.025.04.213.90.00.043.1Other non-recurring charges (credits)0.00.00.15.5(0.9)20.0(13.9)0.00.05.65.2Adjusted EBITDA$32.1$31.3$35.3$28.5$23.3$22.6$38.5$30.4$30.4$127.1$114.8

Reconciliation of Non-GAAP Measures[1]

	2015				2016				2017	FY	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	2015	2016
Reconciliation of adjusted net income[2] (in millions)											
Net income (loss)	$5.0	$0.3	$(23.4)	$4.8	$0.3	$(41.0)	$10.7	$(4.1)	$(5.2)	$(13.3)	$(34.1)
Net loss (income) from discontinued operations	(0.6)	1.8	29.1	(0.1)	0.4	(0.4)	0.1	(0.1)	0.0	30.2	0.1
Next Advisor contingent deferred compensation	0.0	0.0	0.0	0.0	0.0	1.4	2.5	2.3	3.0	0.0	6.2
Income tax expense (benefit)	3.7	1.6	3.1	1.7	3.7	(7.4)	7.5	4.6	(3.3)	10.1	8.3
Change in fair value of contingent acquisition consideration due to change in est.	(0.9)	0.0	0.0	(1.5)	(0.3)	0.1	2.9	(10.6)	12.4	(2.5)	(8.0)
Acquisition, disposition and related expenses	0.3	0.3	0.6	(0.6)	0.0	1.3	(0.1)	0.6	0.0	0.6	1.8
China operations	0.2	0.1	0.0	0.1	0.2	0.6	0.7	0.2	0.0	0.4	1.7
Restatement-related expenses	4.2	5.4	1.1	0.8	1.4	2.0	2.2	2.2	1.2	11.4	7.9
Stock-based compensation	4.8	5.0	8.8	0.9	3.9	4.8	5.4	5.1	6.4	19.4	19.2
Impairment Charges	0.0	0.0	0.0	0.0	0.0	25.0	4.2	13.9	0.0	0.0	43.1
Amortization	9.2	9.4	9.5	11.0	9.1	9.4	10.2	10.0	9.9	39.0	38.7
Other non-recurring charges (credits)	0.0	0.0	0.1	5.5	(0.9)	20.0	(13.9)	0.0	0.0	5.6	5.2
Adjusted Income Before Tax	$25.7	$23.9	$28.8	$22.6	$17.7	$15.8	$32.4	$24.0	$24.4	$101.0	$90.1
Income tax	($10.0)	($9.3)	($11.2)	($8.8)	($6.9)	($6.2)	($12.7)	($9.4)	$(9.5)	($39.4)	($35.1)
Adjusted net income	$15.7	$14.6	$17.6	$13.8	$10.8	$9.7	$19.8	$14.7	$14.9	$61.6	$54.9

(1) Additional notes and disclosures related to the items in this table are contained in the company's SEC filings for the applicable periods. All financials exclude previously sold insurance segment.
(2) Adjusted net income excludes China business operating results; adds back net (income) loss from discontinued operations; income tax (benefit) expense; non-recurring change in fair value of contingent acquisition consideration; loss on extinguishment of debt; legal settlements; acquisition, offering and related expenses; costs related to the restatement, the internal review, the SEC and DOJ investigations and related litigation and indemnification obligations; purchase accounting adjustments; CEO transition costs; stock-based compensation; and amortization, net of tax.

Bankrate, Inc. May 4, 2017 Q1 2017 Earnings Call 12